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                                                                  EXHIBIT 10.1.4

                           FOURTH AMENDMENT TO LEASE

       This FOURTH AMENDMENT TO LEASE ("AMENDMENT") is made and entered into effective the 1st day of January, 1996, by and between Kaiser Eagle Mountain, Inc., a Delaware corporation ("KEM") and Mine Reclamation Corporation, a California corporation ("MRC").

                                    RECITALS
                                    --------

       A. KEM and MRC are parties to that certain Lease dated November 30, 1988, as amended by that certain First Amendment to Lease dated December 18, 1990, as further amended by that certain Second Amendment to Lease dated July 29, 1994 and as further amended by that certain Third Amendment to Lease dated January 30, 1995 (the "Lease", as amended, being referred to herein as the "LEASE"), pursuant to which KEM leased to MRC certain real property located in San Bernardino County, California which is commonly known as part of KEM's Eagle Mountain Mine for the purposes of, developing, permitting constructing and operating a solid waste municipal landfill.

       B. MRC and KEM desire, by this Amendment, to reduce the amount of land being leased by MRC from KEM.

       NOW, THEREFORE, it is agreed as follows:

       1. REDUCTION OF AMOUNT OF PROPERTY LEASE. KEM and MRC agree, that commencing as of January 1, 1996, the real property leased from KEM by MRC shall be reduced in amount and shall be the real property described in Exhibit "A" attached hereto and incorporated herein by this reference and MRC shall have no further rights of any nature or kind in the property previously leased from KEM except for the property described in Exhibit "A." MRC shall continue to lease all real property specified in the Lease as set forth in Exhibit "A" upon the terms and conditions of the Lease. The reduction in the amount of land leased from KEM shall not reduce in any respect the rent, royalty payments, or other amounts due KEM under the terms of the Lease.

       2. NO OTHER CHANGES. Except as otherwise expressly amended or modified by the terms of this Amendment, the terms of the Lease shall remain unchanged, ad in full force and affect.

       3. FURTHER COOPERATION. KEM and MRC shall execute, notarize and deliver to the other party any document that may be required to carry out the intent and purpose of this Agreement.

       4. HEADINGS. The captions or headings of sections and paragraphs in this Amendment are for convenience and reference only and are not to be interpreted as controlling, or affecting the subject matter contained thereunder.

       5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original of this Amendment for all purposes, and all of which together shall constitute one and the same instrument.

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       6.   GOVERNING LAW.  This Amendment shall be governed by and construed accordance with the laws of the State of California.

       IN WITNESS WHEREOF, the parties have executed this Amendment and made it effective on the date first written above.

MINE RECLAMATION CORPORATION          KAISER EAGLE MOUNTAIN, INC.
a California corporation              a Delaware corporation


By:   /s/ Richard A. Daniels          By:   /s/ Gerald A. Fawcett
      ----------------------                ---------------------

Its:  President and CEO               Its:  President
      ----------------------                ---------------------



       The undersigned hereby confirms its previous guaranty of Landlord's performance with respect to the Lease and all amendments thereto, and agrees to be bound by the provisions of the Lease and amendments (including those contained in this Amendment) which expressly apply to the undersigned.

                                      KAISER VENTURES INC.
                                      a Delaware corporation


                                      By:   /s/ Gerald A. Fawcett
                                            ---------------------

                                      Its:  President
                                            --------------------

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                                  EXHIBIT "A"



                         LEGAL DESCRIPTION NOT ATTACHED

                          WILL BE FURNISHED TO THE SEC

                                  UPON REQUEST

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